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                                                                   Exhibit 10.27

                    1998 STOCK AND PERFORMANCE INCENTIVE PLAN
                                OF CONOCOPHILLIPS

               (AS AMENDED AND RESTATED EFFECTIVE AUGUST 30, 2002)

                                    RECITALS

            Conoco Inc. ("Conoco") established the 1998 Stock and Performance Incentive Plan of Conoco Inc. (the "Plan") effective October 16, 1998. Paragraph 5 specifies the number of shares of Common Stock with respect to which awards may be granted under the Plan. Paragraph 14 reserves to the Board the right to amend the Plan. Paragraph 16 provides that in the event of certain transactions, including a reorganization, the Board is authorized to (a) issue or assume Awards by means of substitution of new Awards, as appropriate, for previously issued Awards or an assumption of previously issued Awards as part of such adjustment or (b) to cancel Awards that are Options or SARs and give the Participants who are the holders of such Awards notice and opportunity to exercise for 30 days prior to such cancellation.

            Effective October 8, 2001, Conoco reclassified its Class A Common Stock and Class B Common Stock into a single class of new common stock ("Common Stock") by merging Conoco Delaware I, Inc., a wholly owned subsidiary of Conoco ("Merger Sub"), with and into Conoco (the "Merger"), pursuant to an Agreement and Plan of Merger, dated as of July 17, 2001, between Conoco and Merger Sub. In connection with the Merger and pursuant to their authority under Paragraph 14, the Board authorized the amendment and restatement of the Plan to provide for the issuance of Awards with respect to the new class of Common Stock, effective October 8, 2001 (the effective time of the Merger). In addition, in connection with the Merger and effective October 8, 2001, pursuant to its authority under Paragraph 16, the Board substituted a new Award for each previously issued outstanding Award. The new Award applied to a number of shares of Common Stock equal to the total number of shares of Conoco Class A Common Stock and Class B Common Stock for which the previously issued outstanding Award had not been exercised, and provides for the same exercise price and the same other terms and conditions as those applicable under the previously issued outstanding Award.

            On September 21, 2001, the stockholders of Conoco approved a Plan amendment to increase the number shares of Common Stock available for Awards under the Plan, which increase was included in October 8, 2001 amendment and restatement of the Plan.

            On October 30, 2001, the Board of Directors of Conoco approved certain Stock Award and Plan amendment limitations to the Plan.

            Effective November 18, 2001, Conoco entered into the Agreement and Plan of Merger by and among Phillips Petroleum Company, Corvette Porsche Corp., Porsche Merger Corp., Corvette Merger Corp. and Conoco (the "Phillips Merger Agreement"), which provides for a series of transactions including the formation of ConocoPhillips, a Delaware corporation, and the merger of Conoco into and with a subsidiary of ConocoPhillips (collectively, the "Phillips Merger"). In connection with and effective upon the closing of the Phillips Merger, the Board of Directors of Conoco approved the amendment and restatement of the Plan to reflect the
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transfer of sponsorship to ConocoPhillips, the renaming of the Plan as the "1998
Stock and Performance Incentive Plan of ConocoPhillips," and to make certain changes related thereto.

            Now, therefore, Conoco hereby amends and restates the Plan, effective as of the Closing of the Phillips Merger, to read as follows:

      1. Plan. The Plan was adopted by the Company to reward certain corporate officers and key employees of the Company, certain independent contractors and nonemployee directors of the Company by providing for certain cash benefits and by enabling them to acquire shares of Common Stock of the Company.

      2. Objectives. The purpose of this Amended and Restated 1998 Stock and Performance Incentive Plan of ConocoPhillips is to further the interests of the Company, its Subsidiaries and its shareholders by providing incentives in the form of Awards to key employees, independent contractors and directors who can contribute materially to the success and profitability of the Company and its Subsidiaries and to provide for issuance of Awards in connection with the "Option Program" under which certain existing DuPont awards were canceled at the election of the holders. Such Awards will recognize and reward outstanding performances and individual contributions and give Participants in the Plan an interest in the Company parallel to that of the shareholders, thus enhancing the proprietary and personal interest of such Participants in the Company's continued success and progress. This Plan will also enable the Company and its Subsidiaries to attract and retain such employees, independent contractors and directors.

      3. Definitions. As used herein, the terms set forth below shall have the following respective meanings:

            "Annual Director Award Date" means, for each year beginning on or after the IPO Closing Date, the first business day of the month next succeeding the date upon which the annual meeting of stockholders of the Company is held in such year.

            "Authorized Officer" means the the Chief Executive Officer of the Company (or any other senior officer of the Company to whom either of them shall delegate the authority to execute any Award Agreement, where applicable).

            "Award" means an Employee Award, a Director Award or an Independent Contractor Award.

            "Award Agreement" means any Employee Award Agreement, Director Award Agreement or Independent Contractor Award Agreement.

            "Board" means the Board of Directors of the Company.

            "Cash Award" means an award denominated in cash.

            "Chairman" means the Chairman of the Board as of the IPO Pricing
Date.

            "Change of Control" is defined in Attachment A.


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            "Class A Common Stock" means the Class A Common Stock, par value
$.01 per share, of Conoco Inc.

            "Class B Common Stock" means the Class B Common Stock, par value $.01 per share, of Conoco Inc.

            "Code" means the Internal Revenue Code of 1986, as amended from time to time.

            "Committee" means the Compensation Committee of the Board or such other committee of the Board as is designated by the Board to administer the Plan.

            "Common Stock" means, from and after the effective time of the Phillips Merger (as defined in the Recitals), ConocoPhillips common stock, par value $.01 per share. Prior to the effective time of the Phillips Merger and after the Merger (as defined in the Recitals), "Common Stock" means Conoco common stock, par value $.01 per share. Prior to the effective time of the Merger, "Common Stock" means Class A Common Stock or Class B Common Stock, as appropriate.

            "Company" means ConocoPhillips, a Delaware corporation. Prior to the effective time of the Phillips Merger, "Company" means Conoco.

            "Conoco" means Conoco Inc., a Delaware corporation.

            "Director Amendment Date" means October 1, 2000, the date as of which the Plan was amended to reflect a change in the compensation structure for Nonemployee Directors.

            "Director Award" means a Director Option or Stock Unit.

            "Director Award Agreement" means a written agreement setting forth the terms, conditions and limitations applicable to a Director Award.

            "Director Option" means a Nonqualified Stock Option granted to a Nonemployee Director pursuant to paragraph 9 hereof,

            "Directors Deferred Compensation Plan" means the ConocoPhillips Deferred Compensation Plan for Nonemployee Directors established under the Plan.

            "Disability" means, with respect to a Nonemployee Director, the inability to perform the duties of a member of the Board for a continuous period of more than three months by reason of any medically determinable physical or mental impairment.

            "Dividend Equivalents" means, with respect to shares of Restricted Stock that are to be issued at the end of the Restriction Period, an amount equal to all dividends and other distributions (or the economic equivalent thereof) that are payable to stockholders of record during the Restriction Period on a like number of shares of Common Stock.

            "DuPont" means E.I. du Pont de Nemours and Company, a Delaware corporation.


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            "DuPont Award" means an option, stock appreciation right or other form of stock award granted by DuPont pursuant to the DuPont Stock Performance Plan, the DuPont Variable Compensation Plan, the DuPont Corporate Sharing Plan or the Conoco Unit Option Plan.

            "Employee" means an employee of the Company or any of its Subsidiaries and an individual who has agreed to become an employee of the Company or any of its Subsidiaries and is expected to become such an employee within the following six months.

            "Employee Award" means any Option, SAR, Stock Award, Cash Award or Performance Award granted, whether singly, in combination or in tandem, to a Participant who is an Employee pursuant to such applicable terms, conditions and limitations (including treatment as a Performance Award) as the Committee may establish in order to fulfill the objectives of the Plan.

            "Employee Award Agreement" means a written agreement setting forth the terms, conditions and limitations applicable to an Employee Award.

            "Fair Market Value" of a share of Common Stock means, as of a particular date, (i) if Common Stock is listed on a national securities exchange, the mean between the highest and lowest sales price per share of such Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the next succeeding date on which such a sale was so reported, or, at the discretion of the Committee, the price prevailing on the exchange at the time of exercise,
(ii) if Common Stock is not so listed but is quoted on the Nasdaq National Market, the mean between the highest and lowest sales price per share of Common Stock reported by the Nasdaq National Market on that date, or, if there shall have been no such sale so reported on that date, on the next succeeding date on which such a sale was so reported or, at the discretion of the Committee, the price prevailing on the Nasdaq National Market at the time of exercise, (iii) if Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the next succeeding date on which such quotations shall be available, as reported by the Nasdaq Stock Market, or, if not reported by the Nasdaq Stock Market, by the National Quotation Bureau Incorporated or (iv) if Common Stock is not publicly traded, the most recent value determined by an independent appraiser appointed by the Company for such purpose.

            "Grant Date" means the date an Award is granted to a Participant pursuant to the Plan. The Grant Date for a substituted award is the Grant Date of the original award.

            "Grant Price" means the price at which a Participant may exercise his or her right to receive cash or Common Stock, as applicable, under the terms of an Award.

            "Incentive Stock Option" means an Option that is intended to comply with the requirements set forth in Section 422 of the Code.

            "Independent Contractor" means a person providing services to the Company or any of its Subsidiaries, or who will provide such services, except an Employee or Nonemployee Director.


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            "Independent Contractor Award" means any Nonqualified Stock Option,
SAR, Stock Award, Cash Award or Performance Award granted, whether singly, in combination or in tandem, to a Participant who is an Independent Contractor pursuant to such applicable terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

            "Independent Contractor Award Agreement" means a written agreement setting forth the terms, conditions and limitations applicable to an Independent Contractor Award.

            "IPO" means the first time a registration statement filed under the Securities Act of 1933 and respecting an underwritten primary offering by Conoco of shares of Common Stock is declared effective under that Act and the shares registered by that registration statement are issued and sold by Conoco (otherwise than pursuant to the exercise of any over-allotment option).

            "IPO Closing Date" means the date on which Conoco first receives payment for the shares of Common Stock it sells in the IPO.

            "IPO Pricing Date" means the date of the execution and delivery of an underwriting or other purchase agreement among Conoco and the underwriters relating to the IPO setting forth the price at which shares of Common Stock will be issued and sold by Conoco to the underwriters and the terms and conditions thereof.

            "Nonemployee Director" means an individual serving as a member of the Board who is not an Employee of the Company or any of its Subsidiaries.

            "Nonqualified Stock Option" means an Option that is not an Incentive Stock Option.

            "Option" means a right to purchase a specified number of shares of Common Stock at a specified Grant Price, which may be an Incentive Stock Option or a Nonqualified Stock Option.

            "Option Program" means a program involving the cancellation of certain existing DuPont Awards.

            "Option Program Award" means an Option, SAR or Stock Award granted in connection with the Option Program.

            "Option Value" means the value of a Director Option as determined on the basis of a generally accepted valuation methodology as determined by the Board.

            "Participant" means an Employee, Director or Independent Contractor to whom an Award has been granted under this Plan.

            "Performance Award" means an award made pursuant to this Plan to a Participant who is an Employee or Independent Contractor that is subject to the attainment of one or more Performance Goals.


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            "Performance Goal" means a standard established by the Committee, to determine in whole or in part whether a Performance Award shall be earned.

            "Restricted Stock" means Common Stock that is restricted or subject to forfeiture provisions.

            "Restriction Period" means a period of time beginning as of the Grant Date of an Award of Restricted Stock and ending as of the date upon which the Common Stock subject to such Award is no longer restricted or subject to forfeiture provisions.

            "Stock Appreciation Right" or "SAR" means a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of Common Stock on the date the right is exercised over a specified Grant Price, in each case, as determined by the Committee.

            "Stock Award" means an Award in the form of shares of Common Stock or units denominated in shares of Common Stock, including an award of Restricted Stock.

            "Stock Unit" means a unit equal to one share of Common Stock (as determined by the Committee) (as adjusted pursuant to Paragraph III.6 of the Directors Deferred Compensation Plan) granted to a Nonemployee Director.

            "Subsidiary" means (i) in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing 50% or more of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation and (ii) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns 50% or more of the voting, capital or profits interests (whether in the form of partnership interests, membership interests or otherwise).

      4. Eligibility.

            (a) Employees. Employees eligible for the grant of Employee Awards under this Plan are those who hold positions of responsibility and whose performance, in the judgment of the Committee, can have a significant effect on the success of the Company and its Subsidiaries.

            (b) Directors. Members of the Board eligible for the grant of Director Awards under this Plan are those who are Nonemployee Directors.

            (c) Independent Contractors. All Independent Contractors are eligible for the grant of Independent Contractor Awards under this Plan.

      5. Common Stock Available for Awards.

            (a) Subject to the provisions of paragraph 16 hereof, no Award shall be granted if it shall result in the aggregate number of shares of Common Stock issued under


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      the Plan plus the number of shares of Common Stock covered by or subject to Awards then outstanding (after giving effect to the grant of the Award in question) to exceed 14,684,765. No more than 4,677,000 shares of Common Stock shall be available for Incentive Stock Options. The number of shares of Common Stock that are the subject of Awards under this Plan that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the shares covered by an Award are not issued to a Participant or are exchanged for Awards that do not involve Common Stock, shall again immediately become available for Awards hereunder. The Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum as it may deem appropriate. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that shares of Common Stock are available for issuance pursuant to Awards.

            (b) Option Program Awards and awards assumed under the Plan or issued as substitute Awards, each pursuant to paragraph 16(b) of the Plan,
      (i) are not subject to the limitations in paragraph 8(b) and (ii) do not count against the limitations on Common Stock available for Awards set forth in paragraph 5(a).

      6. Administration.

            (a) This Plan shall be administered by the Committee except as otherwise provided herein.

            (b) Subject to the provisions hereof, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. The Committee shall also have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. The Committee may, in its discretion, provide for the extension of the exercisability of an Employee Award or Independent Contractor Award, accelerate the vesting or exercisability of an Employee Award or Independent Contractor Award, eliminate or make less restrictive any restrictions applicable to an Employee Award or Independent Contractor Award, waive any restriction or other provision of this Plan (insofar as such provision relates to Employee Awards or to Independent Contractor Awards) or an Employee Award or Independent Contractor Award or otherwise amend or modify an Employee Award or Independent Contractor Award in any manner that is either (i) not adverse to the Participant to whom such Employee Award or Independent Contractor Award was granted or (ii) consented to by such Participant. The Committee may grant an Award to an Employee who it expects to become an employee of the Company or any of its Subsidiaries within the following six months, with such Award being subject to the individual's actually becoming an employee within such time period, and subject to such other terms and conditions as may be established by the Committee. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in


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      any Award in the manner and to the extent the Committee deems necessary or desirable to further the Plan purposes. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.

            (c) No member of the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the provisions of paragraph 7 of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

      7. Delegation of Authority. The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company its duties under this Plan pursuant to such conditions or limitations as the Committee may establish. The Committee may engage or authorize the engagement of a third party administrator to carry out administrative functions under the Plan.

      8. Employee and Independent Contractor Awards.

            (a) The Committee shall determine the type or types of Employee Awards to be made under this Plan and shall designate from time to time the Employees who are to be the recipients of such Awards. Each Employee Award shall be embodied in an Employee Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee in its sole discretion and, if required by the Committee, shall be signed by the Participant to whom the Employee Award is granted and by an Authorized Officer for and on behalf of the Company. Employee Awards may consist of those listed in this paragraph 8(a) and may be granted singly, in combination or in tandem. Employee Awards may also be granted in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan or any other employee plan of the Company or any of its Subsidiaries, including the plan of any acquired entity. An Employee Award may provide for the grant or issuance of additional, replacement or alternative Employee Awards upon the occurrence of specified events, including the exercise of the original Employee Award granted to a Participant. All or part of an Employee Award may be subject to conditions established by the Committee, which may include, but are not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attainment of specified growth rates and other comparable measurements of performance. Upon the termination of employment by a Participant who is an Employee, any unexercised, deferred, unvested or unpaid Employee Awards shall be treated as set forth in the applicable Employee Award Agreement.

                  (i) Option. An Employee Award may be in the form of an Option, which may be an Incentive Stock Option or a Nonqualified Stock Option. The Grant Price of an Option shall be not less than the Fair Market Value of the Common Stock subject to such Option on the Grant Date. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Options


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            awarded to Employees pursuant to this Plan, including the Grant
            Price, the term of the Options and the date or dates upon which they become exercisable, shall be determined by the Committee.

                  (ii) Stock Appreciation Rights. An Employee Award may be in
            the form of an SAR. The terms, conditions and limitations applicable to any SARs awarded to Employees pursuant to this Plan, including the Grant Price, the term of any SARs and the date or dates upon which they become exercisable, shall be determined by the Committee.

                  (iii) Stock Award. An Employee Award may be in the form of a
            Stock Award. The terms, conditions and limitations applicable to any Stock Awards granted pursuant to this Plan shall be determined by the Committee.

                  (iv) Cash Award. An Employee Award may be in the form of a
            Cash Award. The terms, conditions and limitations applicable to any Cash Awards granted pursuant to this Plan shall be determined by the Committee.

                  (v) Performance Award. Without limiting the type or number of
            Employee Awards that may be made under the other provisions of this Plan, an Employee Award may be in the form of a Performance Award. A Performance Award shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established by the Committee prior to the earlier to occur of (x) 90 days after the commencement of the period of service to which the Performance Goal relates and (y) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. Such a Performance Goal may be based on one or more business criteria that apply to the Employee, one or more business units of the Company, or the Company as a whole, and may include one or more of the following: increased revenue, net income, stock price, market share, earnings per share, return on equity, return on assets, decrease in costs, shareholder value, net cash flow, total shareholder return, return on capital, return on investors' capital, operating income, funds from operations, cash flow, cash from operations, after-tax operating income, reserve addition, proceeds from dispositions, production volumes, refinery runs, net cash flow before financing activities, reserve replacement ratio, finding and development costs, refinery utilizations and total market value. Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Performance Goals and Performance Awards, it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulationss.1.162-27(e)(2)(i), and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the


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            achievement of Performance Goals, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Awards made pursuant to this Plan shall be determined by the Committee.

            (b) Notwithstanding anything to the contrary contained in this Plan excluding paragraph 5(b), the following limitations shall apply to any Employee Awards made hereunder:

                  (i) no Participant may be granted, during any calendar year,
            Employee Awards consisting of Options or SARs that are exercisable for more than 2,338,500 shares of Common Stock;

                  (ii) no Participant may be granted, during any calendar year,
            Stock Awards covering or relating to more than 116,925 shares of Common Stock (the limitation set forth in this clause (ii), together with the limitation set forth in clause (i) above, being hereinafter collectively referred to as the "Stock Based Awards Limitations"); and

                  (iii) no Participant may be granted Employee Awards consisting of cash or in any other form permitted under this Plan (other than Employee Awards consisting of options or SARs or Stock Awards) in respect of any calendar year having a value determined on the Grant Date in excess of $10,000,000.

            (c) Subject to Section 8(e), the Committee shall have the sole responsibility and authority to determine the type or types of Independent Contractor Awards to be made under this Plan and the terms, conditions and limitations applicable to such Awards.

            (d) An Option Program Award is generally subject to the same terms and conditions as the canceled DuPont Award.

            (e) Stock Awards, other than those awards which are subject to specific grant limitations under the Plan, shall be in lieu of, and have a Fair Market Value on the Grant Date equal to, other compensation that the Company would otherwise have awarded to the Participant.

      9. Director Awards. Each Nonemployee Director of the Company shall be granted Director Awards in accordance with this paragraph 9 and subject to the applicable terms, conditions and limitations set forth in this Plan and the applicable Director Award Agreements. Notwithstanding anything to the contrary contained herein, Director Awards shall not be granted in any year in which a sufficient number of shares of Common Stock are not available to make all such scheduled Awards under this Plan.

            (a) Initial Director Options. On the IPO Pricing Date, each Nonemployee Director, other than the Chairman, and each person who had agreed to become a Nonemployee Director in connection with the IPO was automatically granted a Director


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      Option on that number of shares of Class A Common Stock such that the aggregate Option Value was $30,000, and the Chairman was automatically awarded a Director Option on that number of shares of Class A Common Stock such that the aggregate Option Value was $1,300,000, but in the case of a person who was not a Nonemployee Director on such date, subject to that person becoming a Nonemployee Director no later than the first regularly scheduled meeting of the Board following the IPO Pricing Date.

            (b) Annual Director Options. On each Annual Director Award Date before the Director Amendment Date, each Nonemployee Director other than the Chairman shall automatically be granted a Director Option with an Option Value equal to $30,000.

            (c) Terms of Director Option. Each Director Option shall have a term of ten years following the Grant Date. The Grant Price of each share of Common Stock subject to a Director Option shall be equal to the Fair Market Value of the Common Stock subject to such Option on the Grant Date. All Director Options shall be fully vested after 6 months of service as a Nonemployee Director. All Director Options shall become exercisable in increments of one-third of the total number of shares of Common Stock that are subject thereto (rounded up to the nearest whole number) on the first and second anniversaries of the Grant Date and of all remaining shares of Common Stock that are subject thereto on the third anniversary of the Grant Date. Notwithstanding the foregoing exercise schedule, all Director Options held by a Nonemployee Director shall immediately become fully exercisable if the Nonemployee Director terminates his or her status as a member of the Board by reason of the director's death or Disability.

            (d) Director Option Agreements. Any Award of Director Options shall be embodied in a Director Award Agreement, which shall contain the terms, conditions and limitations set forth above and shall be signed by an Authorized Officer for and on behalf of the Company.

            (e) IPO Related Stock Units. On the IPO Pricing Date, each Nonemployee Director, other than the Chairman, and each person who had agreed to become a Nonemployee Director in connection with the IPO was automatically granted that number of Stock Units under the Director's Deferred Compensation Plan determined by dividing $95,000 by the Fair Market Value of Class A Common Stock on the IPO Pricing Date, and the Chairman was automatically granted that number of Stock Units under the Director's Deferred Compensation Plan determined by dividing $100,000 by the Fair Market Value of Class A Common Stock on the IPO Pricing Date; provided, however, that in the case of a person who was not a Nonemployee Director on such date, the grant under this subparagraph (e) was subject to that person becoming a Nonemployee Director no later than the first regularly scheduled meeting of the Board following the IPO Pricing Date. Initial Stock Units related to Class A Common Stock. Stock Units granted under this paragraph 9(e) cannot be distributed or made available to the Nonemployee Director before the expiration of three years from the Grant Date, except by reason of death or Disability of the director.

            (f) Other Stock Unit Grants before Director Amendment Date. On the date of his or her first appointment or election to the Board, provided such appointment or


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      election occurs on or after the IPO Closing Date and before the Director
      Amendment Date, a Nonemployee Director shall automatically be granted that number of Stock Units determined by dividing $95,000 by the Fair Market Value of the applicable Common Stock on the date of election to the Board. In addition, on each Annual Director Award Date before the Director Amendment Date, each Nonemployee Director other than the Chairman shall automatically be granted an additional number of Stock Units determined by dividing $20,000 by the Fair Market Value of the applicable Common Stock on such date. Stock Units granted under this paragraph 9(f) cannot be distributed or made available to the Nonemployee Director before the expiration of three years from the Grant Date, except by reason of death or Disability of the director.

            (g) Initial Stock Unit Grants On or After Director Amendment Date. On the date of his or her first appointment or election to the Board, if such appointment or election occurs on or after the Director Amendment Date, a Nonemployee Director shall automatically be granted that number of Stock Units determined by dividing $100,000 by the Fair Market Value of the applicable Common Stock on the date of election to the Board. Stock Units granted under this paragraph 9(g): (i) shall become vested with respect to one-fifth of the total number of Stock Units subject to the initial grant hereunder (rounded up to the nearest whole number) on the first through fourth anniversaries of the Grant Date and with respect to all remaining Stock Units subject to the initial grant hereunder on the fifth anniversary of the Grant Date, subject to the requirement that the director remain in the continuous service of the Company as a director through the anniversary on which the additional vesting is scheduled to occur, provided that all such Stock Units shall immediately vest if the director terminates his or her status as a member of the Board by reason of the death or Disability of the director, and (ii) cannot be distributed or made available to the Nonemployee Director before the expiration of five years from the Grant Date, except by reason of death or Disability of the director. Notwithstanding the foregoing, no grants shall be made under this subparagraph (g) solely as a result of a former Phillips Petroleum Company director becoming a Nonemployee Director in connection with the Phillips Merger.

            (h) Other Stock Unit Grants On or After Director Amendment Date. On each Annual Director Award Date occurring on or after the Director Amendment Date, each Nonemployee Director shall automatically be granted a number of Stock Units determined by dividing $50,000 by the Fair Market Value of the applicable Common Stock on such date. Stock Units granted under this paragraph 9(h): (i) are fully vested upon the Grant Date, and
      (ii) cannot be distributed or made available to the Nonemployee Director before the expiration of three years from the Grant Date, except by reason of death or Disability of the director.

            (i) Terms of Stock Units. Stock Units granted under the foregoing provisions of this paragraph 9 shall be accounted for and subject to the terms and conditions of the Directors Deferred Compensation Plan, including provisions that dividend equivalents shall be accumulated and reinvested in additional Stock Units.

            (j) Stock Unit Agreements. Any Award of Stock Units shall be embodied in a Director Award Agreement, which shall contain the applicable terms and conditions and limitations set forth above, and applicable terms and conditions from the Directors Deferred Compensation Plan.

            10. Change of Control. Notwithstanding the provisions of paragraphs 8 and 9 hereof, unless otherwise expressly provided in the applicable Award Agreement, in the event of a Change of Control during a Participant's employment (or service as a Nonemployee Director or Independent Contractor) with the Company or one of its Subsidiaries, (i) each Award granted under this Plan to the Participant shall be become immediately vested and fully exercisable (regardless of the otherwise applicable vesting or exercise schedules or performance goals provided for under the Award Agreement) and (ii) if the Award is an Option or SAR, shall remain exercisable until the expiration of the term of the Award or, if the Participant should die before the expiration of the term of the Award, until the earlier of (a) the expiration of the term of the Award or
      (b) two (2) years following the date of the Participant's death.

            11. Payment of Awards.

            (a) General. Payment made to a Participant pursuant to an Award may be made in the form of cash or Common Stock, or a combination thereof, and may include such restrictions as the Committee shall determine, including, in the case of Common Stock, restrictions on transfer and forfeiture provisions. If such payment is made in the form of Restricted Stock, the applicable Award Agreement relating to such shares shall specify whether they are to be issued at the beginning or end of the Restriction Period. In the event that shares of Restricted Stock are to be issued at the beginning of the Restriction Period, the certificates evidencing such shares (to the extent that such shares are so evidenced) shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto. In the event that shares of Restricted Stock are to be issued at the end of the Restricted Period, the right to receive such shares shall be evidenced by book entry registration or in such other manner as the Committee may determine. Payment of Stock Units awarded to Nonemployee Directors shall be governed by the Directors Deferred Compensation Plan.

            (b) Deferral. With the approval of the Committee, amounts payable in respect of Awards may be deferred and paid either in the form of installments or as a lump-sum payment. The Committee may permit selected Participants to elect to defer payments of some or all types of Awards or any other compensation otherwise payable by the Company in accordance with procedures established by the Committee and may provide that such deferred compensation may be payable in shares of Common Stock. Any deferred payment pursuant to an Award, whether elected by the Participant or specified by the Award Agreement or by the Committee, may be forfeited if and to the extent that the Award Agreement so provides.

            (c) Dividends, Earnings and Interest. Rights to dividends or Dividend Equivalents may be extended to and made part of any Stock Award, subject to such terms, conditions and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest or other earnings on deferred cash payments and Dividend Equivalents for Stock Awards.

            (d) Substitution of Awards. At the discretion of the Committee, a Participant who is an Employee or Independent Contractor may be offered an election to substitute an Employee Award or Independent Contractor Award for another Employee Award or Independent Contractor Award or Employee Awards or Independent Contractor Awards of the same or different type.. Subject to Paragraph 16, the Grant Price of any Option shall not be decreased, including by means of issuance of a substitute Award with a lower Grant Price.

            (e) Cash-out of Awards. At the discretion of the Committee, an Award that is an Option or SAR may be settled by a cash payment equal to the difference between the Fair Market Value per share of Common Stock on the date of exercise and the Grant Price of the Award, multiplied by the number of shares with respect to which the Award is exercised.

      12. Option Exercise. The Grant Price shall be paid in full at the time of exercise in cash or, if permitted by the Committee and elected by the optionee, the optionee may purchase such shares by means of tendering Common Stock or surrendering another Award, including Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for Participants to tender Common Stock or other Awards. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award. Unless otherwise provided in the applicable Award Agreement, in the event shares of Restricted Stock are tendered as consideration for the exercise of an Option, a number of the shares issued upon the exercise of the Option, equal to the number of shares of Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Committee. The Committee may adopt additional rules and procedures regarding the exercise of Options from time to time, provided that such rules and procedures are not inconsistent with the provisions of this paragraph.

            An optionee desiring to pay the Grant Price of an Option by tendering Common Stock using the method of attestation may, subject to any such conditions and in compliance with any such procedures as the Committee may adopt, do so by attesting to the ownership of Common Stock of the requisite value in which case the Company shall issue or otherwise deliver to the optionee upon such exercise a number of shares of Common Stock subject to the Option equal to the result obtained by dividing (a) the excess of the aggregate Fair Market Value of the shares of Common Stock subject to the Option for which the Option (or portion thereof) is being exercised over the Grant Price payable in respect of such exercise by (b) the Fair Market Value per share of Common Stock subject to the Option, and the optionee may retain the shares of Common Stock the ownership of which is attested.

      13. Taxes. The Company or its designated third party administrator shall have the right to deduct applicable taxes from any Employee Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes or other amounts required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Employee Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made. The Committee may provide for loans, on either a short term or demand basis, from the Company to a Participant who is an Employee or Independent Contractor to permit the payment of taxes required by law.

      14. Amendment, Modification, Suspension or Termination of the Plan. The Board may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (i) no amendment or alteration that would adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant and (ii) no amendment or alteration shall be effective prior to its approval by the stockholders of the Company to the extent such approval is required by applicable legal requirements. In addition, if an amendment would
(i) materially increase the benefits accruing to Participants under this Plan,
(ii) materially increase the aggregate number of securities that may be issued under this Plan, or (iii) materially modify the requirements as to eligibility for participation in this Plan, then to the extent required by applicable law, or deemed necessary by the Committee, such amendment shall be subject to shareholder approval.

      15. Assignability. Unless otherwise determined by the Committee and provided in the Award Agreement, no Award or any other benefit under this Plan shall be assignable or otherwise transferable except by will, beneficiary designation or the laws of descent and distribution. In the event that a beneficiary designation conflicts with an assignment by will, the beneficiary designation will prevail. The Committee may prescribe and include in applicable Award Agreements other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this paragraph 15 shall be null and void.

      16. Adjustments.

            (a) The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the existing Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

            (b) In the event of any subdivision or consolidation of outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock or other stock split, then (i) the number of shares of Common Stock reserved under this Plan, (ii) the number of shares of Common Stock covered by outstanding Awards, (iii) the Grant Price or other price in respect of such Awards, (iv) the appropriate Fair Market Value and other price determinations for such Awards, and (v) the Stock Based Awards Limitations shall each be proportionately adjusted by the Board as appropriate to reflect such transaction. In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Board shall make appropriate adjustments to (i) the number of shares of Common Stock covered by Awards, (ii) the Grant Price or other price in respect of such Awards, (iii) the appropriate Fair Market Value and other price determinations for such Awards, and (iv) the Stock Based Awards Limitations to reflect such transaction; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of the Awards and preserve, without increasing, the value of such Awards. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized (x) to assume under the Plan previously issued compensatory awards, or to substitute new Awards for previously issued compensatory awards, including Awards, as part of such adjustment or (y) to cancel Awards that are Options or SARs and give the Participants who are the holders of such Awards notice and opportunity to exercise for 30 days prior to such cancellation.

      17. Restrictions. No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

      18. Unfunded Plan. This Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets for purposes of this Plan or Awards hereunder, nor shall the Company, the Board or the Committee be deemed to be a trustee of any benefit to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

      19. Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Delaware.

      20. Effectiveness. The Plan, as approved by the Board, was effective as of October 16, 1998. This Plan was approved by the stockholders of the Company on October 19, 1998. The amendments to the Plan to permit the grant of Awards denominated in Class B Common Stock were effective on May 12, 1999 and were conditioned upon the approval of the stockholders of the Company prior to December 31, 1999, which approval was obtained on May 12, 1999. The amendment to Paragraph 12 of the Plan providing for option exercise payment by the attestation method was effective on October 28, 1999. The amendments to the Plan reflecting a change in Nonemployee Director compensation were effective on October 1, 2000. The Plan, as approved by the Board for amendment and restatement in connection with the Merger (as defined in the Recitals on page 1 of this Plan) was effective October 8, 2001, and the increase of shares available for Awards included in the October 8, 2001 amendment and restatement was separately approved by the stockholders of the Company on September 21, 2001. The amendment and restatement of the Plan to add certain Stock Award and Plan amendment limitations was approved by the Board of Directors on October 30, 2001. This amendment and restatement of the Plan to reflect the Phillips Merger, was approved by the Board of Directors on August 16, 2002 and is effective as of the effective time of the Phillips Merger.

                                 ATTACHMENT "A"

                               "CHANGE IN CONTROL"

            The following definitions apply to the Change of Control provision in paragraph 10 of the foregoing Plan.

            "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on August 30, 2002.

            "Associate" shall mean, with reference to any Person, (a) any corporation, firm, partnership, association, unincorporated organization or other entity (other than the Company or a subsidiary of the Company) of which such Person is an officer or general partner (or officer or general partner of a general partner) or is, directly or indirectly, the Beneficial Owner of 10% or more of any class of equity securities, (b) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity and (c) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person.

            "Beneficial Owner" shall mean, with reference to any securities, any Person if:

            (a) such Person or any of such Person's Affiliates and Associates, directly or indirectly, is the "beneficial owner" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act, as in effect on August 30, 2002) such securities or otherwise has the right to vote or dispose of such securities, including pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," any security under this subsection (a) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (i) arises solely from a revocable proxy or consent given in response to a public (i.e., not including a solicitation exempted by Rule 14a-2(b)(2) of the General Rules and Regulations under the Exchange Act) proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act and
      (ii) is not then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report);

            (b) such Person or any of such Person's Affiliates and Associates, directly or indirectly, has the right or obligation to acquire such securities (whether such right or obligation is exercisable or effective immediately or only after the passage of time or the occurrence of an event) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, other rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to "beneficially own," (i) securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange or (ii) securities issuable upon exercise of Exempt Rights; or

            (c) such Person or any of such Person's Affiliates or Associates (i) has any agreement, arrangement or understanding (whether or not in writing) with any other Person (or any Affiliate or Associate thereof) that beneficially owns such securities for the purpose of acquiring, holding, voting (except as set forth in the proviso to subsection (a) of this definition) or disposing of such securities or (ii) is a member of a group (as that term is used in Rule 13d-5(b) of the General Rules and Regulations under the Exchange Act) that includes any other Person that beneficially owns such securities;

provided, however, that nothing in this definition shall cause a Person engaged in business as an underwriter of securities to be the Beneficial Owner of, or to "beneficially own," any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition. For purposes hereof, "voting" a security shall include voting, granting a proxy, consenting or making a request or demand relating to corporate action (including, without limitation, a demand for a stockholder list, to call a stockholder meeting or to inspect corporate books and records) or otherwise giving an authorization (within the meaning of Section 14(a) of the Exchange Act) in respect of such security.

            The terms "beneficially own" and "beneficially owning" shall have meanings that are correlative to this definition of the term "Beneficial Owner."

            "Board" shall have the meaning set forth in the foregoing Plan.

            "Change of Control" shall mean any of the following occurring on or after August 30, 2002:

            (a) any Person (other than an Exempt Person) shall become the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding or 20% or more of the combined voting power of the Voting Stock of the Company then outstanding; provided, however, that no Change of Control shall be deemed to occur for purposes of this subsection (a) if such Person shall become a Beneficial Owner of 20% or more of the shares of Common Stock or 20% or more of the combined voting power of the Voting Stock of the Company solely as a result of (i) an Exempt Transaction or
      (ii) an acquisition by a Person pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (i), (ii) and (iii) of subsection (c) of this definition are satisfied;

            (b) individuals who, as of August 30, 2002, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to August 30, 2002 whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; provided, further, that there shall be excluded, for this purpose, any such individual whose initial assumption of office occurs as a result of any actual or threatened election contest that is subject to the provisions of Rule 14a-11 of the General Rules and Regulations under the Exchange Act;

            (c) the shareholders of the Company shall approve a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (i) more than 70% of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding Voting Stock of such corporation beneficially owned, directly or indirectly, by all or substantially all of the Persons who were the Beneficial Owners of the outstanding Common Stock immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the outstanding Common Stock,
      (ii) no Person (excluding any Exempt Person or any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the Common Stock then outstanding or 20% or more of the combined voting power of the Voting Stock of the Company then outstanding) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding Voting Stock of such corporation and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the initial agreement or initial action by the Board providing for such reorganization, merger or consolidation; or

            (d) the shareholders of the Company shall approve (i) a complete liquidation or dissolution of the Company unless such liquidation or dissolution is approved as part of a plan of liquidation and dissolution involving a sale or disposition of all or substantially all of the assets of the Company to a corporation with respect to which, following such sale or other disposition, all of the requirements of clauses (ii)(A), (B) and
      (C) of this subsection (d) are satisfied, or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which, following such sale or other disposition, (A) more than 70% of the then outstanding shares of common stock of such corporation and the combined voting power of the Voting Stock of such corporation is then beneficially owned, directly or indirectly, by all or substantially all of the Persons who were the Beneficial Owners of the outstanding Common Stock immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the outstanding Common Stock, (B) no Person (excluding any Exempt Person and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Common Stock then outstanding or 20% or more of the combined voting power of the Voting Stock of the Company then outstanding) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding Voting Stock of such corporation and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the initial agreement or initial action of the Board providing for such sale or other disposition of assets of the Company.

            "Common Stock" shall have the meaning set forth in the foregoing
Plan.

            "Company" shall have the meaning set forth in the foregoing Plan.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            "Exempt Person" shall mean any of the Company, any subsidiary of the Company, any employee benefit plan of the Company or any subsidiary of the Company, and any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan.

            "Exempt Rights" shall mean any rights to purchase shares of Common Stock or other Voting Stock of the Company if at the time of the issuance thereof such rights are not separable from such Common Stock or other Voting Stock (i.e., are not transferable otherwise than in connection with a transfer of the underlying Common Stock or other Voting Stock), except upon the occurrence of a contingency, whether such rights exist as of August 30, 2002 or are thereafter issued by the Company as a dividend on shares of Common Stock or other Voting Securities or otherwise.

            "Exempt Transaction" shall mean an increase in the percentage of the outstanding shares of Common Stock or the percentage of the combined voting power of the outstanding Voting Stock of the Company beneficially owned by any Person solely as a result of a reduction in the number of shares of Common Stock then outstanding due to the repurchase of Common Stock or Voting Stock by the Company, unless and until such time as (a) such Person or any Affiliate or Associate of such Person shall purchase or otherwise become the Beneficial Owner of additional shares of Common Stock constituting 1% or more of the then outstanding shares of Common Stock or additional Voting Stock representing 1% or more of the combined voting power of the then outstanding Voting Stock, or (b) any other Person (or Persons) who is (or collectively are) the Beneficial Owner of shares of Common Stock constituting 1% or more of the then outstanding shares of Common Stock or Voting Stock representing 1% or more of the combined voting power of the then outstanding Voting Stock shall become an Affiliate or Associate of such Person.

            "Person" shall mean any individual, firm, corporation, partnership, association, trust, unincorporated organization or other entity.

            "Voting Stock" shall mean, with respect to a corporation, all securities of such corporation of any class or series that are entitled to vote generally in the election of directors of such corporation (excluding any class or series that would be entitled so to vote by reason of the occurrence of any contingency, so long as such contingency has not occurred).